UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	October 13, 2004

CORAUTUS GENETICS INC.
(Exact name of registrant as specified in its charter)

Delaware	0-27264	33-0687976
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

75 Fifth Street, NW Suite 313 Atlanta, Georgia	30308
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	(404) 526-6200

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01. Transfer of Listing

As previously announced, the board of directors of Corautus Genetics Inc. approved the decision to switch the listing of Corautus Genetics’ common stock from the American Stock Exchange to The NASDAQ Stock Market®. The common stock of Corautus Genetics Inc. began trading on the Nasdaq SmallCap Market on October 13, 2004. The common stock trading symbol for Corautus Genetics on the Nasdaq SmallCap Market is “VEGF.”

Item 9.01. Financial Statements and Exhibits

The following exhibit is furnished with this report.

Exhibit No.		Description
99.1	–	Press Release dated October 13, 2004.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CORAUTUS GENETICS INC.
(Registrant)

Date: October 13, 2004	/s/ Jack W. Callicutt
Jack W. Callicutt
Vice President - Finance and Administration
Chief Accounting Officer

EXHIBIT INDEX

Exhibit No.		Description
99.1	–	Press Release dated October 13, 2004.